UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Venture, Suite 150, Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

888-798-9100

(Registrant’s telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule

On December 4, 2019 ShiftPixy, Inc. (the “Company”) received a letter from the staff of the Listing Qualification Department (the “Staff”) of the NASDAQ Stock Market LLC (“NASDAQ”), which notified the Company that (1) for the previous 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on the NASDAQ Capital Market under NASDAQ’s Listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”) and (2) that it is no longer in compliance with the Minimum Market Value of Listed Securities (the “MVLS”) of $35,000,000 requirement for continued listing on the NASDAQ Capital Market under NASDAQ’s Listing Rule 5550(b)(2) (the “MVLS Requirement”).

The NASDAQ Staff further noted that unless an appeal is made the Company’s securities will be scheduled for delisting from The NASDAQ Capital Market and will be suspended at the opening of business on December 13, 2019, and a form 25-NSE will be filed with the Securities and Exchange Commission.

The NASDAQ Staff further noted that the Company has until 4:00 pm. Eastern Time on December 11, 2019 to file a Hearing Request. Such a Hearing Request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE bending the Hearing Panel’s decision.

The Company intends to file a Hearing Request and provide to the Hearing Panel its plan to regain compliance with Listing Rule 5550(a)(2), and Listing Rule 5550(b)(2). The Company has initiated a reverse stock split to address the per share pricing concerns noted. As part of the Hearing Request, the Company will present our plan to address the remaining matters and to recapitalize the Company, as provided under NASDAQ rules.

There can be no assurance that the Company will successfully regain compliance with either the Minimum Bid Price Requirement or the MVLS Requirement rule. The Company disclaims any intention to update this Current Report on Form 8-K to disclose any action or response that the Company may decide to take after the filing of this report, unless required by law, rule, or regulation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SHIFTPIXY, INC.

Date: December 6, 2019	By:	/s/ Kirk M. Flagg
Kirk M. Flagg
Chief Compliance Officer

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